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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

               Current Report Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                               December 18, 1996
                                 Date of Report

                       (Date of earliest event reported)

                         SUBMICRON SYSTEMS CORPORATION
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State of other jurisdiction of incorporation)

             0-91507                                 13-3607944
     (Commission File Number)            (I.R.S. Employer Identification No.)

                                 6620 Grant Way
                                 Allentown, PA               18106
                   (Address of principal executive offices)  (Zip Code)


                                 (610) 391-9200
              (Registrant's telephone number, including area code)
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ITEM 4.        CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

               (a)(1)

                  (i) On December 18, 1996, SubMicron Systems Corporation (the "Company") and Arthur Andersen LLP ("Andersen"), its independent public accountants, mutually agreed to terminate their relationship. Andersen has previously audited the Company's financial statements for the years ended December 31, 1995 and 1994.

                  (ii) The report of Andersen on the Company's consolidated financial statements for the years ended December 31, 1995 and 1994, did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

                 (iii) The mutual decision of the Company and Andersen to terminate the relationship with Andersen as the Company's independent public accountants was approved by the Audit Committee of the Company's Board of Directors and unanimously approved by the Board of Directors.



                  (iv) (A) During the audit of the 1995 consolidated financial statements of the Company there was a matter of discussion and disagreement which, if not resolved to the satisfaction of Andersen, would have caused it to make reference to the subject matter in its report. Such matter concerned the recognition of revenue on certain "bill and hold" transactions with customers, including the original reporting of certain revenues in the 1995 third quarter. This matter was resolved to the satisfaction of Andersen and the 1995 third quarter financial statements were restated for this matter.

                        (B) Management of the Company,including the Chairman and Chief Executive Officer and the Chief Financial Officer discussed this matter with Andersen. The Audit committee of the Board of Directors also discussed this matter with Andersen.

                        (C) The Company has authorized Andersen to respond fully to the inquiries of any successor accountant concerning the subject matter of its disagreement with Andersen.


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(a)(2)

        On December 18, 1996, the Company determined to engage Ernst & Young LLP ("Ernst & Young") as its new independent accountant to audit its consolidated financial statements for the fiscal year ending December 31, 1996. Prior to determining to engage Ernst & Young, the Company had not consulted Ernst & Young on any accounting matters during the two most recent fiscal years or any subsequent interim period.

(a)(3)

        The Company has requested Arthur Andersen to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter is filed as an Exhibit to this Form 8-K.

Item 7.         Financial Statements and Exhibits.

(c)     EXHIBITS

        16.1 Letter from Arthur Andersen LLP to the Company dated December 24, 1996.

        16.2 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated December 24, 1996.


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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 24, 1996                        SUBMICRON SYSTEMS CORPORATION


                                               /s/ R. G. Holmes
                                               -----------------------------
                                               R. G. Holmes

                                               Chief Financial Officer



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